                                                                 EXHIBIT 10.19

                            PURCHASE AGREEMENT

        This Purchase Agreement (hereinafter referred to as "Agreement") is made this 13th day of March, 1992, by and between TRENDWEST RESORTS, INC. (hereinafter referred to as "Seller") and JELD-WEN FOUNDATION (hereinafter referred to as "Buyer"), each of whom agrees:

1. DEFINED TERMS. As used in this Purchase Agreement, the following terms shall have the respective meanings set forth below (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

    a. "Acquired Purchase Contracts" means the purchase contracts receivable of Seller which are described and listed in Exhibit A hereto, free and clear of all liens and encumbrances.

    b. "Assignment and Assumption Agreement" means the agreement to be executed by the Seller and Buyer at the Closing in the form of attached Exhibit B covering transfer of the Seller's interest in the Acquired Purchase contracts.

    c. "Bill of Sale" means the instrument to be executed by the Seller and delivered to the Buyer at the Closing in the form of attached Exhibit C.

    d. "Buyer" means the JELD-WEN FOUNDATION located at 3250 Lakeport Blvd., Klamath Falls, Oregon 97601.

    e.  "Closing" has the meaning specified in Section 3 hereof.

    f.  "Closing Date" has the meaning specified in Section 3 hereof.

    g.  "Effective Time" has the meaning specified in Section 3 hereof.

    h. "Person" shall mean an individual, partnership, joint venture, corporation, bank, trust, unincorporated organization and/or a government or any department or agency thereof.

    i.  "Purchase Price" has the meaning specified in Section 4.1 hereof.

    j. "Seller" means TRENDWEST RESORTS, INC. located at 4010 Lake Washington Blvd., Suite 210, Kirkland, Washington 98033.

2. AGREEMENT TO SELL AND PURCHASE THE ACQUIRED PURCHASE CONTRACTS. Subject to the terms and conditions and in reliance upon the representations and warranties contained in this Agreement, Seller shall sell to Buyer and Buyer shall acquire from Seller the Acquired Purchase Contracts.

3. CLOSING; EFFECTIVE DATE. The sale and purchase of the Acquired Purchase Contracts as contemplated by this Agreement (the "Closing") shall take place at Seller's offices, located at 4010 Lake Washington Blvd., Suite 210, Kirkland, Washington 98033 at 10:00 a.m. (local time) on March 13, 1992 (or such other place, date and time as shall be agreed upon by Buyer and Seller). The date of Closing is referred to in this Agreement as the "Closing Date". When completed, the Closing shall be effective as of 12:01 a.m. (local time) on March 13, 1992 (the "Effective Time").

4.      PURCHASE PRICE.

        4.1 Price. As the purchase price for the Acquired Purchase Contracts, Buyer shall pay to Seller the total sum of One Million Four Hundred Thousand and No/100ths Dollars ($1,400,000.00) (hereinafter referred to as "Purchase Price"), payable, at Closing, in immediately available funds of the United States by wire transfer.

5. REPRESENTATIONS AND WARRANTIES OF SELLER. Seller hereby warrants and represents to Buyer as follows:

        5.1 Standing and Authority of Seller. Seller is a corporation duly organized and validly existing in good standing under the laws of the State of Washington and possesses all requisite corporate power and authority to enter into and perform this Agreement. This Agreement is a valid and binding obligation of Seller, duly enforceable in accordance with its terms.

        5.2 Title and Condition of Acquired Assets. Seller has good, marketable and indefeasible title to all of the Acquired Purchase Contracts at the Closing and as of the Effective Time, free and clear of all mortgages, liens, charges, claims, leases, restrictions and encumbrances whatsoever. There is no agreement of any kind whereby any Person or Persons have any right to acquire or obtain (by purchase, gift, merger, consideration or otherwise) an interest in any of the Acquired Purchase Contracts.

        5.3 Compliance with Instruments. Seller is not in default under, or in breach of any material term or provision of contract, lease, agreement or other instrument to which the Acquired Purchase Contracts are bound. The execution, delivery and performance of this Agreement by Seller does not and will not conflict with or result in a breach of or a default under, or give rise to any right of termination, cancellation or acceleration with respect to, any of the terms, conditions or provisions of any (as so defined) indenture, contract, agreement, license, lease or other instrument to which the Acquired Purchase Contracts are bound.

        5.4 Authorization by Seller. The execution, delivery and performance of this Agreement by Seller have been duly and validly authorized by all necessary action on the part of Seller and this Agreement is a valid, binding and enforceable obligation of Seller except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting or limiting the rights of creditors generally.

        5.5 Brokers. No person acting on behalf of the Seller or under the authority of Seller is or will be entitled to any broker's, finder's or similar fee, directly or indirectly from the Buyer in connection with the asset purchase contemplated in this Agreement.

        5.6 Disclosure. To Seller's knowledge there are no other matters or liabilities, contingent or otherwise, which materially adversely affects or has a substantial likelihood in the future of materially adversely affecting the Acquired Purchase Contracts.

6. CONDITIONS TO SELLER'S OBLIGATION TO CLOSE. The obligation of the Seller to transfer, assign, and deliver the Acquired Purchase Contracts to Buyer pursuant to this Agreement is subject to the satisfaction (unless waived in writing by seller) of each of the following conditions at and as of the Closing.

        6.1 Performance of Obligations by Buyer. Buyer shall have performed and complied with all agreements and conditions required to be performed or complied with by Buyer under this Agreement prior to or at the Closing.

        6.2 Purchase Price, Seller shall have received, the Purchase Price as described in Section 4.1 herein.

        6.3 Consents and Notices. Buyer shall have obtained or effected all consents, approvals, waivers, notices and filings required in connection with the execution and delivery by Buyer of this Agreement or consummation by Buyer of the transactions contemplated thereby, and any notice or waiting period relating thereto shall have expired with all requirements lawfully imposed having been satisfied in all material respects

        6.4 Escrow Service Agreement. Buyer Seller, and the escrow agent shall sign and deliver the Service Escrow Agreement in the form attached hereto as Exhibit D.

7. CONDITIONS TO BUYER'S OBLIGATION TO CLOSE. The obligation of Buyer to purchase the Acquired Purchase Contracts from Seller pursuant hereto is subject to the satisfaction (unless waived in writing by Buyer) of each of the following conditions at and as of the Closing:

        7.1 Representations and Warranties Correct. The representations and warranties of Seller contained in Section 5 hereof shall be true and correct in all material respects on and as of the date of this Agreement and at and as of the Closing as though made at and as of the Closing, except as affected by the transactions contemplated by this Agreement.

        7.2 Performance of Obligations by Seller. Seller shall have performed and complied with all agreements and conditions required to be performed or complied with by Seller under this Agreement prior to or at the Closing including without limitation the delivery to Buyer of: (a) a duly executed Bill of Sale transferring to Buyer all of the Acquired Purchase Contracts free of all liens and encumbrances; (b) a duly executed Assignment and Assumption Agreement transferring the Acquired Purchase Contracts; (c) a certified copy of resolutions of the Board of Directors of Seller authorizing it to enter into and perform this Agreement.

        7.3 Consents and Notices. Seller shall have obtained or effected all consents, approvals, waivers, notices and filings required in connection with the execution and delivery by Seller of this Agreement or consummation by Seller of the transactions contemplated hereby, and any notice or waiting period relating thereto shall have expired with all requirements lawfully imposed having been satisfied in all material respects.

        7.4 Escrow Agreement. Buyer, Seller, and the escrow agent shall sign and deliver the Service Escrow Agreement in the form attached hereto as Exhibit D.

8. FURTHER COOPERATION. After the Closing, each party, at the request of the other and without additional consideration, shall execute and deliver or cause to be executed and delivered from time to time such further instruments and shall take such further action as the requesting party may reasonably require in order to carry out more effectively the intent and purpose of this Agreement.

9. AMENDMENTS AND WAIVERS. Any term or provision of this Agreement may be waived without affecting any of the rights, conditions, or limitations relating to the other terms and conditions of this Agreement at any time by an instrument in writing signed by the party which is entitled to the benefits thereof and this Agreement may be amended or supplemented at any time by an instrument in writing signed by all parties hereto.

10. EXPENSES. Each party will be responsible for its own attorneys', accounting and other professional fees incurred in connection with the purchase contemplated in this Agreement.

11. PRORATIONS. The parties will prorate as of the Effective Time, all interest and principle receivable and periodic charges which related to the Acquired Purchase Contracts.

12. ASSIGNMENT AND BINDING EFFECT. The Agreement shall be binding upon and inure to the benefit of and be enforceable by each of the parties hereto and their respective successors and assigns. Neither this Agreement nor any obligation hereunder shall be assigned or assignable by Buyer or Seller without the prior written consent of the other parties hereto.

13. NOTICES. All notices, consents, requests, instructions, approvals and other communications provided for herein and all legal process in regard hereto shall be validly given, made or served if in writing or delivered personally or sent by certified or registered mail, postage prepaid, addressed as follows:

        To Seller:  TRENDWEST RESORTS, INC.
                    4010 Lake Washington, Blvd., Suite 210
                    Kirkland, Washington 98033

        To Buyer:   JELD-WEN FOUNDATION
                    3250 Lakeport Blvd.
                    Klamath Falls, Oregon 97601

or to such other address as any party hereto may, from time to time, designate in writing delivered in a like manner. Notice given by mail shall be deemed to be given on the date which is two business days following the date the same is postmarked.

14. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto with respect to the transactions contemplated hereby and supersedes and is in full substitution for any and all prior agreements and understandings between any of said parties relating to such transactions.

15. DESCRIPTIVE HEADINGS. The descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

16. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OREGON.

17. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

18. ATTORNEY'S FEES. In the event legal action is taken to enforce this Agreement or any provision thereof, or as a result of any breach of warranty or representation or other default of either party, the prevailing party in such action shall be entitled to receive its reasonable attorney's fees, in addition to all other costs or charges allowed, which shall be fixed by the court or courts in which the suit or action, including any appeal thereon, is tried, heard or decided.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

BUYER:                                  SELLER:

JELD-WEN FOUNDATION                     TRENDWEST RESORTS, INC.


By: /s/  R. C. WENDT                    By:       [SIG]
    --------------------------              ---------------------------
    R. C. Wendt                         Its:  Secretary
    Trustee                                   -------------------------

TRENDWEST RESORTS, INC. ASSIGNMENT JOURNAL     TRENDWEST RESORTS, INC.    PAGE 1

ASSIGNMENTS TO 500 - JELD WEN FOUNDATION      o EDIT RUN     RUN DATE 03/12/92

                          ASSIGNMENT      SALE       ASSIGN     PR    TY     SALE     PRINCIPAL
MEMBER #    LAST NAME     OLD    NEW     -DATE-       DATE      PK    PE     PRICE     BALANCE    TERM
-------------------------------------------------------------------------------------------------------
01001030    GILLEY        100    500    10/24/90    03/12/92    01    06    4600.00    5724.93     84
01001904    GARRISON      100    500    05/06/91    03/12/92    01    06    4600.00    7740.00     84
01001970    JACKSON       100    500    05/16/91    03/12/92    01    06    4600.00    7479.87     84
01002025    KAENE         100    500    05/28/91    03/12/92    01    06    4600.00    5744.52     84
01002055    GRAY          100    500    05/31/91    03/12/92    01    06    4600.00    5810.46     84
01002045    JOHNSON       100    500    06/01/91    03/12/92    01    06    4600.00    5810.46     84
01002160    QUARLES       100    500    06/13/91    03/12/92    01    06    4400.00    5810.92     84
01002165    JOHNSON       100    500    06/14/91    03/12/92    01    06    4400.00    5805.43     84
01002166    JOHNS         100    500    06/14/91    03/12/92    01    06    4400.00    5810.48     84
01002311    SHERWOOD      100    500    07/05/91    03/12/92    01    06    4400.00    5854.15     84
01002319    JOYNES        100    500    07/05/91    03/12/92    01    06    4400.00    5897.32     84
01002334    KAYES         100    500    07/09/91    03/12/92    01    06    4400.00    5854.35     84
01002343    EUGULSKI      100    500    07/09/91    03/12/92    01    06    4400.00    5877.32     84
01002381    FLINXFELT     100    500    07/13/91    03/12/92    01    06    4400.00    5854.15     84
01002454    GROFF         100    500    07/15/91    03/12/92    01    06    4400.00    5894.89     84
01002442    STOCKWELL     100    500    07/25/91    03/12/92    01    06    4400.00    5940.00     84
01002487    RIDER         100    500    07/26/91    03/12/92    01    06    4400.00    5897.32     84
01002517    KILTENBERGER  100    500    07/31/91    03/12/92    01    06    4400.00    5764.32     84
01002568    GOLOMREK      100    500    01/02/92    03/12/92    01    06    4400.00    5854.15     84
01002381    HOCKRIDGE     100    500    01/07/92    03/12/92    01    06    4400.00    5902.32     84
01002619    MORRIS        100    500    02/20/92    03/12/92    01    06    4400.00    5940.00     84
01002684    KOSAREK       100    500    08/17/91    03/12/92    01    06    4400.00    5810.99     84
01002820    GILLIES       100    500    07/05/91    03/12/92    01    06    4400.00    5748.00     84
01002860    GARH          100    500    02/20/92    03/12/92    01    06    4400.00    5740.00     84
01002881    LAPP          100    500    02/11/91    03/12/92    01    06    4400.00    5765.32     84
01003043    MALVORSON     100    500    10/01/91    03/12/92    01    06    4400.00    5766.32     84
01003046    HASSETT       100    500    10/03/91    03/12/92    01    06    4400.00    5733.39     84
01003039    MARKLEY       100    500    10/03/91    03/12/92    01    06    4400.00    5774.47     84
01003065    MORRIS        100    500    10/03/91    03/12/92    01    06    4400.00    7488.43     84
01003074    GIES          100    500    10/04/91    03/12/92    01    06   10700.00    7420.02     84
01003080    POLLYDORE     100    500    10/05/91    03/12/92    01    06    4400.00    5810.48     84
01003081    RARIG         100    500    10/05/91    03/12/92    01    06    4400.00    5721.65     84
01003046    HEARTLAND     100    500    10/05/91    03/12/92    01    07    7700.00    6727.39     84
01003102    HAMILTON      100    500    10/05/91    03/12/92    01    06    6600.00    5854.15     84
01003200    MILLS         100    500    10/22/91    03/12/92    01    07    7700.00    6784.05     84
01003204    LOCKHART      100    500    10/23/91    03/12/92    01    06    4400.00    5810.48     84
01003210    NEXIE         100    500    10/24/91    03/12/92    01    07    7700.00    4778.91     84
01003214    HUFFMAN       100    500    10/24/91    03/12/92    01    10   11000.00    9684.15     84
01003232    MCPEAK        100    500    10/26/91    03/12/92    01    07    7700.00    6778.91     84
01003321    OLBU          100    500    11/05/91    03/12/92    01    06    6600.00    5815.48     84
01003343    HEPPER        100    500    11/00/91    03/12/92    01    06    6600.00    5810.48     84
01003345    HIFFMAN       100    500    11/08/91    03/12/92    01    06    6600.00    5810.48     84
01003550    ??????        100    500    11/09/91    03/12/92    01    06    8800.00    7752.43     84
01003344    MOVE          100    500    11/09/91    03/12/91    01    06    4400.00    5690.63     84
01003382    PATTERSON     100    500    11/13/91    03/12/92    01    07    7700.00    4778.91     84
01003388    REIHERF       100    500    11/14/91    03/12/92    01    04    4400.00    5810.48     84
01003413    GRECO         100    500    11/16/91    03/12/92    01    07    7700.00    6714.92     84
01003423    OKINAKA       100    500    11/16/91    03/12/92    01    12   13200.00   10950.06     84
01003431    JORANSTAD     100    500    11/20/91    03/12/92    01    06    4400.00    5854.15     84
01003454    HUVLER        100    500    11/20/91    03/12/92    01    06    6600.00    5910.38     84
01003440    MULLICAN      100    500    11/22/91    03/12/92    01    07    6800.00    7747.51     84
01003462    SCOTT         100    500    11/23/91    03/12/92    01    06    7700.00    6829.85     84
01003475    GUSTAFSON     100    500    11/24/91    03/12/92    01    06    6600.00    5854.15     84

TRENDWEST RESORTS, INC. ASSIGNMENT JOURNAL              TRENDWEST RESORTS, INC.                                         PAGE 2

ASSIGNMENTS TO 500 - JELD WEN FOUNDATION                EDIT RUN                                             RUN DATE 03/12/92

                               ASSIGNMENT       SALE        ASSIGN     PR     TY        SALE       PRINCIPAL
MEMBER #     LAST NAME         OLD    NEW      -DATE-        DATE      PK     PE        PRICE       BALANCE        TERM
-------------------------------------------------------------------------------------------------------------------------------
01003479     MCMANUS           100    500      11/30/91    05/12/92    01     07       4235.00      3728.89        84
01003407     GOUGH             100    500      11/29/91    03/12/92    01     07       7700.00      6829.85        84
01003492     GUILLEN           100    500      11/29/91    03/12/92    01     10      11000.00      9756.92        84
01003501     HANSEN            100    500      11/30/91    03/12/92    01     07       7700.00      6854.91        84
01003505     GAMMEL            100    500      11/30/91    03/12/92    01     07       7700.00      6834.85        84
01003509     SMITH             100    500      11/30/91    05/12/92    01     06       4600.00      5654.15        84
01003530     RIGGS             100    500      01/04/92    03/12/92    01     04       6600.00      5097.32        84
01003531     GUNDERSON         100    500      12/04/91    03/12/92    01     07       7700.00      6029.85        84
01003535     MCCAIN            100    500      12/05/91    03/12/92    01     04       6600.00      5781.37        84
01003541     JAIN              100    500      12/05/91    03/12/92    01     06       6600.00      5820.48        84
01003547     JONES             100    500      12/06/91    03/12/92    01     07       7700.00      6829.85        84
01003561     JACKSON           100    500      12/07/91    03/12/92    01     06       6600.00      8201.80        84
01003570     ROBS              100    500      12/05/91    03/12/92    01     08       8800.00      7863.09        84
01003577     SMITH             100    500      12/10/91    05/12/92    01     07       7700.00      6880.21        84
01003620     FERRCEN           100    500      12/20/91    03/12/92    01     07       7700.00      6827.95        84
01003653     JUDD              100    500      01/11/92    03/12/92    01     07       7700.00      6876.16        84
01003662     HULETT            100    500      01/11/92    03/12/92    01     07       7700.00      6872.57        84
01003767     REYNOLDS          100    500      02/01/92    03/12/92    01     10      11500.00      7269.59        84
01003847     HANSON            100    500      02/12/92    03/12/92    01     06       6900.00      6210.00        84
01005067     HEFFRON           100    500      02/15/92    05/12/92    01     12      13800.00     12420.00        84
01403883     GLENN             100    500      02/18/92    03/12/92    01     06       6900.00      6210.00        84
01005901     KALES             100    500      02/20/92    03/12/92    01     08       9280.00      8280.00        84
01003915     GULLING           100    500      02/22/92    03/12/92    01     07       8050.00      7245.00        84
01003940     GREENWOOD         100    500      02/27/92    05/12/92    01     04       6900.00      6218.00        84
01003955     HACKLER           100    500      02/28/92    03/12/92    01     08       9200.00      8280.00        84
01003915     HERRIDGE          100    500      02/29/92    03/12/92    01     08       9200.00      8280.00        84
03001404     SCHMIDT           100    500      05/17/91    03/12/92    03     06       6600.00      5940.00        84
03001715     KOGAN             100    500      06/23/91    03/12/92    03     06       6600.00      5806.49        84
03001720     KIMMEL            100    500      06/24/91    03/12/92    05     06       6400.00      5805.51        84
03001723     JACOBUS           100    500      06/27/91    03/12/92    03     06       6600.00      5807.45        84
03001729     JEFFERS           100    500      06/28/91    03/12/92    05     06       6600.00      5857.16        84
03001731     HARTZ             100    500      06/28/91    03/12/92    05     06       6600.00      5852.11        84
03001744     JOHANSON          100    500      07/03/91    03/12/92    05     06       6600.00      5852.11        84
03001634     PRITTIE           100    500      07/28/91    03/12/92    05     06       6600.00      5777.10        84
03001807     PETTY             100    500      08/14/91    03/12/92    05     06       6600.00      5772.41        84
03001914     NORTHROP          100    500      08/22/91    03/12/92    03     06       6600.00      3744.32        84
03001932     ROBERTUS          100    500      08/29/91    03/12/92    03     06       6600.00      5854.15        84
03001942     GILLIES           100    500      09/07/91    03/12/92    05     06       6600.00      5864.70        84
03001972     HUNT              100    500      09/08/91    03/12/92    03     06       6600.00      5814.43        84
03001977     KISH              100    500      09/11/91    03/12/92    03     06       7700.00      6789.09        84
03002079     KNUTSON           100    500      10/03/91    03/12/92    03     07       7700.00      6729.08        84
03002080     OLLEN             100    500      10/03/91    03/12/92    03     08       8800.00      7651.77        84
03002092     MEGANT            100    500      10/04/91    03/12/92    03     06       6600.00      5825.54        84
03002094     LARSEN            100    500      10/04/91    03/12/92    03     07       7700.00      6690.63        84
03002100     GOLDADE           100    500      10/09/91    03/12/92    03     06       6600.00      5764.32        84
03002104     HUZYK             100    500      10/06/91    03/12/92    03     06       6600.00      4642.67        84
03002109     MCPHEDRAN         100    500      10/09/91    03/12/92    03     07       7700.00      6757.43        84
03002114     NENCHEROFF        100    500      10/09/91    03/12/92    03     07       7700.00      6850.77        84
03002120     MEYER             100    500      10/11/91    03/12/92    03     10      11000.00      7326.86        60
03002131     KRECKO            100    500      10/12/91    03/12/92    03     08       0000.00      7688.45        84
03002132     NEVERS            100    500      10/12/91    03/12/92    03     07       7700.00      6675.22        84
03002175     GROSS             100    500      10/20/91    03/12/92    03     06       6600.00      5744.32        84
03002178     HARTE             100    500      10/23/91    03/12/92    03     04       6600.00      3810.48        84

TRENDWEST RESORTS, INC. ASSIGNMENT JOURNAL     TRENDWEST RESORTS, INC.    PAGE 3

ASSIGNMENTS TO 500 - JELD WEN FOUNDATION      o EDIT RUN     RUN DATE 03/12/92

                          ASSIGNMENT      SALE       ASSIGN     PR    TY     SALE     PRINCIPAL
MEMBER #    LAST NAME     OLD    NEW     -DATE-       DATE      PK    PE     PRICE     BALANCE    TERM
-------------------------------------------------------------------------------------------------------
03002107    KEPLE         100    500    10/24/91    03/12/92    03    06    4400.00    5744.32     84
03002327    SMITH         100    500    11/23/91    03/12/92    03    06    6600.00    5854.14     84
03002344    SIGUALDASON   100    500    11/27/91    03/12/92    03    06    6400.00    5859.15     84
03002371    HUBERT        100    500    12/04/91    03/12/92    03    06    4600.00    1874.58     84
03002386    FOXX          100    500    12/03/92    03/12/92    03    07    7700.00    6828.75     84
03002399    SIMARD        100    500    12/12/91    03/12/92    03    06    6400.00    5897.32     84
03002427    ROBERTSON     100    500    01/11/92    03/12/92    03    06    6600.00    5887.72     84
03002445    SCHROEDER     100    500    01/16/92    03/12/92    03    07    0050.00    7188.71     84
03002459    STEWART       100    500    01/19/92    03/12/92    03    06    4900.00    6161.75     84
03002497    GENTRAY       100    500    01/29/92    03/12/92    03    06    4900.00    4210.00     84
03002527    HAMMER        100    500    02/07/92    03/12/92    05    06    4900.00    4210.00     84
03002553    SCHNEIDER     100    500    02/09/92    03/12/92    03    07    8050.00    1102.46     84
03002559    HAYES         100    500    02/14/92    03/12/92    03    07    8050.00    7245.00     84
03002540    EVANS         100    500    02/14/93    03/12/92    03    07    8050.00    7186.71     84
03002585    GARDENER      100    500    02/20/92    03/12/92    03    08    9200.00    8200.00     84
03002407    GILL          100    500    02/28/92    03/12/92    03    10   11500.00   10350.00     84
04401144    REILLY        100    500    05/31/91    03/12/92    04    06    6000.00    5283.62     84
04001146    PARRA         100    500    04/01/91    03/12/92    04    07    7080.00    6156.65     84
04001374    MARTINEZ      100    500    04/09/91    03/12/92    04    07    7000.00    4164.24     84
04001234    NOSMER        100    500    01/15/91    03/12/92    04    07    4400.00    5697.82     84
04001251    JONES         100    500    06/20/91    03/12/92    04    06    4600.00    5055.15     84
04001257    MENDONCA      100    500    06/29/91    03/12/92    04    06    4600.00    5612.98     84
04001390    REEVES        100    500    08/05/91    03/12/92    04    07    7700.00    6780.65     84
04001391    JONES         100    500    01/15/92    03/12/92    04    08    8800.00    7843.76     84
04001420    MARGUNRDT     100    500    03/13/91    03/12/92    04    06    6400.00    3811.90     84
04001439    ADACA         100    500    08/14/91    03/12/92    04    12   13200.00   11678.75     84
04001445    GUTIERREZ     100    500    08/16/91    03/12/92    04    07    7700.00    6780.65     84
04041445    SALAZAR       100    500    08/22/91    03/12/92    04    06    4400.00    5855.15     84
04001471    IVORY         100    500    08/22/91    03/12/92    04    06    4400.00    5811.98     84
04001467    LAMB          100    500    08/27/91    03/12/92    04    06    4400.00    5811.98     84
04001487    JENSEK        100    500    08/27/91    03/12/92    04    06    4600.00    5817.09     84
04001530    JONES         100    500    09/07/91    03/12/92    04    06    4600.00    5811.98     84
04001549    HOLDEN        100    500    09/10/91    03/12/92    04    07    7700.00    6830.99     84
04001431    HARRIMAN      100    500    09/28/91    03/12/92    04    04    6600.00    5940.00     84
04001444    MARTINEZ      100    500    10/03/91    03/12/92    04    06    4400.00    5774.82     84
04001448    HENDERSON     100    500    10/05/91    03/12/92    04    08    8800.00    7811.25     84
04001454    LAMPERT       100    500    10/05/91    03/12/92    04    10   10600.00    5425.25     75
04001437    SAUCEDO       100    500    10/09/91    03/12/92    04    04    6600.00    5899.47     84
04001640    MCFARLAND     100    500    10/09/91    03/12/92    04    07    7700.00    6737.28     84
04001400    HORLINCS      100    500    01/15/92    03/12/92    04    06    6600.00    5899.47     84
04001435    HONG          100    500    10/17/91    03/12/92    04    07    7700.00    6757.28     84
04001720    MACAFEE       100    500    10/24/91    03/12/92    04    06    6600.00    5816.80     84
04001753    ORLIK         100    500    10/26/91    03/12/92    04    10   11000.00    9494.90     84
04001740    JOHNSON       100    500    10/30/91    03/12/92    04    08    8900.00    7755.93     84
04001741    JORGE         100    500    10/30/91    03/12/92    04    04    6600.00    5814.88     84
04001748    GROVES        100    500    11/01/91    03/12/92    04    10   11000.00    7624.72     84
04001761    MASON         100    500    11/02/91    03/12/92    04    04    4400.00    5834.40     84
04001782    NAZZAK        100    500    11/09/91    03/12/92    04    07    7700.00    4786.34     84
04001793    HART          100    500    11/14/91    03/12/92    04    06    6600.00    3858.00     84
04001799    HOOD          100    500    11/15/91    03/12/92    04    08    8800.00    7755.83     84
04001815    HOLLAND       100    500    11/19/91    03/12/92    04    08    8800.00    7811.23     84
04001832    FITZPATRICK   100    500    11/23/91    03/12/92    04    07    7700.00    6834.43     84
04001344    HARDWICK      100    500    11/29/91    03/12/92    04    06    6600.00    5748.68     84

TRENDWEST RESORTS, INC.  ASSIGNMENT JOURNAL        TRANDWEST RESORTS, INC.             PAGE 4

ASSIGNMENTS TO 500 -- JELD WEN FOUNDATION         EDIT ADM                  RUN DATE  5/12/92

                          ASSIGNMENT   SALE    ASSIGN   PR TV        SALE      PRINCIPAL
MEMBER #  LAST NAME        OLD  NEW   -DATE-    DATE    PK PE       PRICE       BALANCE  TERM
---------------------------------------------------------------------------------------------
04001945  HARRIS           100  500  11/29/91 05/12/92  04  04     6600.00      5058.45   84
04001952  PHILLIPS         100  500  11/29/91 03/12/92  04  06     6600.00      5916.95   84
04001953  GRAYSON          100  500  12/17/91 05/12/92  04  10    11000.00      9832.56   84
04001842  MIERS            100  500  12/03/91 05/12/92  04  10     4400.00      5854.45   84
04001883  GEORGATOS        100  500  12/06/92 05/12/92      04     5000.00      7311.23   84
04001895  FINLEY           100  500  12/06/91 05/12/92  04  05     7700.00      6380.23   84
04001901  ILANDER          100  500  11/30/91 05/12/92  04  05    11000.00      9744.46   84
04001818  SCHUDEL          100  500  12/10/91 05/12/92  04  05     1600.00      5924.67   84
04001824  GAINES           100  500  12/10/91 05/12/92  04  06     4400.00      5899.47   84
04001927  ROBINSON         100  500  01/02/91 05/12/92  04  06     7700.00      4282.71   84
04001966  SKAMMAN          100  500  01/11/92 03/12/92  04  07     7700.00      6282.71   84
04001994  SALINAS          100  500  01/16/92 05/12/92  04  06     6900.00      4167.45   84
04007237  JAIME            100  500  02/11/92 03/12/92  04  07     8050.00      7195.34   84
04002194  GONZALEZ         100  500  02/21/92 05/12/92  04  07    15000.00     12420.00   84
04402194  GONG             100  500  02/26/92 03/12/92  04  08     9200.00      9280.00   84
04002203  HANNA            100  500  02/27/92 03/12/92  04  07     8050.00      7245.00   84
04002212  HALE             100  500  02/28/92 03/12/92  04  06     6900.00      4210.00   84
05001072  GONZALEX         199  500  00/02/91 03/12/92  05  06     4000.00      5322.86   84
05091105  ODOMHELL         100  500  08/15/91 03/12/92  05  07     4600.00      5279.42   84
05001144  GOLSIC           100  500  08/20/91 03/12/92  05  06     4600.00      5897.92   84
05001161  LASHLEY          100  500  08/10/91 03/12/92  05  06     4600.00      5748.51   84
05001162  KING             100  500  08/30/91 05/12/92  05  06     4400.00      5847.51   84
05001147  GREWELL          100  500  05/28/91 03/12/92  05  07     7700.00      4760.45   84
05001310  MONTZ            100  500  09/27/91 03/12/92  05  04     4606.08      5816.98   84
05001251  SHERBURNE        100  500  10/25/92 03/12/92  05  06     4400.00      5879.47   84
05001274  HURD             100  500  10/23/92 03/12/92  05  05     4700.00      5754.45   84
05001310  GEM              100  500  10/23/92 03/12/92  05  05     4400.00      5774.82   84
05001343  MELLOTT          100  500  10/23/92 03/12/92  05  07     7700.00      6796.04   84
05001354  RUGER            100  500  10/23/92 03/12/92  05  07     4660.00      6773.93   84
05001375  MAGEE            100  500  10/23/92 03/12/92  05  06     4400.00      3265.42   84
05001375  LANGSTON         100  500  11/23/92 03/12/92  05  07     7700.00      4574.21   84
05001376  HANSEN           100  500  11/23/92 03/12/92  05  06     6600.00      4476.34   84
05001378  MOATS            100  500  11/23/92 03/12/92  05  06     4400.00      5816.43   84
05001301  JONES            100  500  11/23/92 03/12/92  05  07     4770.00      5848.24   84
05001302  FERRIS           100  500  11/23/92 03/12/92  05  07     6600.00      3456.34   84
05001395  MATSUDA          100  500  11/23/91 03/12/92  05  06     4400.00      5821.67   84
05001381  HARWELL          100  500  11/23/91 03/12/92  05  06     7700.00      5746.55   84
05001396  JOSE             100  500  11/23/91 03/12/92  05  07     6600.00      6885.38   84
05001498  MHODIES          100  500  12/23/91 03/12/92  05  06     4400.00      5814.72   84
05001401  LAGOMARSINO      100  500  12/23/91 03/12/92  05  06     7700.00      6784.36   84
05001412  SCHWINN          100  500  12/23/91 03/12/92  05  06     6600.00      5814.72   84
05001420  MAYASHI          100  500  12/23/91 03/12/92  05  06     4400.00      5816.38   84
05001474  MELLIGAN         100  500  12/23/91 03/12/92  05  04     7700.00      5848.43   84
05001459  GARTIEZ          100  500  12/23/91 03/12/92  05  06     6600.00      5858.43   84
05001475  FAJARRO          100  500  12/23/91 03/12/92  05  06     4400.00      5816.89   84
05001475  FEIGHERT         100  500  12/23/91 03/12/92  05  06     7700.00      5816.80   84
05001475  IMEI             100  500  12/23/91 03/12/92  05  06     6600.00      5858.43   84
05001467  ESTRELLA         100  500  12/23/91 03/12/92  05  06     4400.00      5858.43   84
05001495  HOYNE            100  500  12/23/91 03/12/92  05  07     7700.00      7811.23   84
05001537  COWEN            100  500  01/23/92 03/12/92  05  07     6600.00      6738.80   84
05001568  SCHMITZ          100  500  10223/92 03/12/92  05  04     7700.00      5899.47   84
05001869  ISHIDA           100  500  01/11/92 03/12/92  05  04     6600.00      6874.09   84

TRENDWEST RESORTS, INC. ASSIGNMENT JOURNAL    TRENDWEST RESORTS, INC.     PAGE 5

ASSIGNMENTS TO 500 - JELD WEN FOUNDATION      o EDIT RUN       RUN DATE 03/12/92

                          ASSIGNMENT      SALE       ASSIGN     PA    TY        SALE        PRINCIPAL
MEMBER #    LAST NAME     OLD    NEW     -DATE-       DATE      PK    PE        PRICE       BALANCE    TERM
-------------------------------------------------------------------------------------------------------------
05001508    HIGHT         100    500    01/15/92    03/12/92    05    06       4900.00      6147.65     84
05001590    FENNER        100    500    01/16/92    03/12/92    05    07       7700.00      6834.83     84
05001608    HAWTHORNE     100    500    01/18/92    03/12/92    05    06       4900.00      6210.00     84
05001630    STEWART       100    500    01/24/92    03/12/92    05    07       8050.00      7194.56     84
05001799    HARMON        100    500    02/27/92    03/12/92    05    07       8050.00      7245.00     84
-------------------------------------------------------------------------------------------------------------
500 - JELD WEN FOUNDATION                                                   1421950.00   1404377.53    217

                      ASSIGNMENT AND ASSUMPTION AGREEMENT

        FOR VALUE RECEIVED, (i) TRENDWEST RESORTS, INC., a Washington corporation ("Assignor"), assigns, transfers and sets over to the JELD-WEN FOUNDATION ("Assignee"), all of Assignor's right, title and interest as of the Effective Time in the Acquired Purchase Contracts described in that certain Purchase Agreement dated as of March 13, 1992 between Assignor and Assignee ("Agreement"), and listed in the attached Schedule; and (ii) Assignee hereby assumes and agrees to perform all obligations of Assignor under said contracts, which arise or mature after the Effective Time.

        This Assignment and Assumption Agreement is executed pursuant to the Agreement, which contains warranties, rights and limitations with respect to the obligations assigned and assumed hereunder and which Agreement is incorporated herein by this reference. All capitalized terms in this instrument shall have the meanings set forth in the Agreement, unless separately defined herein.

        DATED this 13th day of March, 1992.

JELD-WEN FOUNDATION                             TRENDWEST RESORTS, INC.

By:     [SIG]                                   By:     [SIG]
   --------------------------                      ---------------------------
   R. C. Wendt                                  Its: Secretary
   Trustee

                                  BILL OF SALE

        FOR VALUE RECEIVED, TRENDWEST RESORTS, INC., a Washington corporation ("Seller") sells, assigns and transfers to the JELD-WEN FOUNDATION ("Buyer"), all of Seller's right, title and interest in the Acquired Purchase Contracts as of the Effective Time. The property being conveyed pursuant to this Bill of Sale is listed on Appendix "A", attached hereto.

        This Bill of Sale is given pursuant to that certain Purchase Agreement dated as of March 13, 1992, between Seller and Buyer ("Agreement"), which is incorporated herein by reference and which contains certain warranties and disclaimers applicable for this instrument. All capitalized terms in this Bill of Sale shall have the meanings specified in the Agreement.

        DATED this 13th day of March, 1992.

                                        TRENDWEST RESORTS, INC.



                                        By:      [SIG]
                                            ----------------------------
                                        Its:  Secretary
                                              --------------------------